UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 3, 2020

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-15451	58-2480149
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway N.E.,
Atlanta,	Georgia		30328
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange

1.625% Senior Notes Due 2025	UPS25	New York Stock Exchange

1% Senior Notes due 2028	UPS28	New York Stock Exchange

0.375% Senior Notes due 2023	UPS23A	New York Stock Exchange

1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 3, 2020, the Board of Directors (the “Board”) of United Parcel Service, Inc. (“UPS” or “Company”), upon recommendation of the Board’s Nominating and Corporate Governance Committee, elected Kate Johnson and Russell Stokes to the Board. The Board also appointed Ms. Johnson to the Risk Committee and the Nominating and Corporate Governance Committee of the Board; and appointed Mr. Stokes to the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.

Both Ms. Johnson and Mr. Stokes will receive compensation as non-employee directors in accordance with UPS’s director compensation practices described in its 2020 Proxy Statement, filed with the Securities and Exchange Commission on March 20, 2020. Other than this standard compensation arrangement, there are no arrangements or understandings between Ms. Johnson and Mr. Stokes and any other person pursuant to which Ms. Johnson and Mr. Stokes were selected as a director.

Ms. Johnson and Mr. Stokes are not a party to any transaction with UPS that would require disclosure under Item 404(a) of Regulation S-K.

In addition, on November 3, 2020, John T. Stankey notified UPS of his decision to leave the Board, effective immediately. Mr. Stankey’s decision to leave the Board is not because of a disagreement with the Company or the Board of Directors on any matter relating to the Company’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure.

The press release issued on November 3, 2020 announcing the election of Ms. Johnson and Mr. Stokes to the Board, and Mr. Stankey’s decision to leave the Board, is included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release issued November 3, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

The information in Items 7.01 and 9.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of UPS under the Securities Act of 1933, as amended, regardless of any general incorporation language in those filings.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	November 3, 2020	By:	/s/ NORMAN M. BROTHERS, JR.
Norman M. Brothers, Jr.
Chief Legal and Compliance Officer, and Corporate Secretary